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EXHIBIT 10
                             MODIFICATION AGREEMENT



     MODIFICATION AGREEMENT made this 2nd day of June, 2003, by and between MEDICAL ACTION INDUSTRIES INC., a Delaware corporation (hereinafter the "Company") and PAUL D. MERINGOLO (hereinafter the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company and Employee entered into an Employment Agreement dated February 1, 1993 (hereinafter the "Employment Agreement"), as modified by Modification Agreement dated February 5, 1996, May 28, 1997, July 21, 1999 and May 31, 2000 (the "Modification Agreements"); and

     WHEREAS, the Company and Employee desire to amend said Employment
Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Paragraph "3" of the Employment Agreement is hereby deleted and in its place and stead shall be the following:

          "3. TERM. Subject to earlier termination on the terms and conditions hereinafter provided, the term of the Agreement shall be comprised of a period commencing on April 1, 2003 hereof and ending March 31, 2008."

     2. The aforesaid Employment Agreement in all other respects is hereby ratified and confirmed.


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     IN WITNESS WHEREOF, the undersigned have executed this Modification
Agreement as of the day and year first above written.

                                        MEDICAL ACTION INDUSTRIES INC.


                                        By: /s/ Richard G. Satin
                                            ---------------------
                                            Richard G. Satin, Vice President


                                            /s/ Paul D. Meringolo
                                            ---------------------
                                            Paul D. Meringolo, Employee